UNITED STATES


                      SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C. 20549


                              _________________


                                 FORM 8-K /A


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the


                       Securities Exchange Act of 1934


                      Date of Report:  September 12, 2008


               NORTH AMERICAN GAMING AND ENTERTAINMENT COMPANY
	    ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


			    Commission File No. 0-5474


                 Delaware                           75-2571032
        -------------------------------     ---------------------------------
        (State or other jurisdiction of     (IRS Employer Identification No.)
         incorporation or organization)


                 FIFTH FLOOR, HIGH-TECH MANSION, GAOXIN ROAD,
                        HI-TECH ZONE, XI'AN P. R. CHINA
		 --------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                    710075
				  ----------
                                  (Zip Code)


                                 029-88331685
	      --------------------------------------------------
              Registrant's telephone number, including area code

                                      N/A
	  ------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act  (17
      CFR 230.425)

  [ ] Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                         CURRENT REPORT ON FORM 8-K/A

               NORTH AMERICAN GAMING AND ENTERTAINMENT COMPANY


ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On July 15, 2008, North American Gaming and Entertainment Corporation. ("NAGM" or the "Registrant") dismissed its independent auditor, Jimmy C.H. Cheung & Co., Certified Public Accountants ("Cheung"). The decision to dismiss Cheung as the Company's independent registered public accounting firm was recommended and approved by the Company's Board of Directors at their monthly meeting held on August 11, 2008.


The report of Cheung on NAGM's consolidated financial statements for the fiscal years ended December 31, 2006 and December 31, 2007 dated March 22, 2008 noted  that  the  accompanying  consolidated  financial  statements  have  been
prepared   assuming  that  the  Company  will  continue  as a going concern. As discussed in Note 18 to the consolidated financial statements, the Company had a net loss of $8,959,472, an accumulated deficit during the exploration stage of $11,794,802 and a working capital deficiency of $5,358,730 and used cash in operations of $442,727. These factors raise substantial doubt about its ability to continue as a going concern. Except as stated, the report did not contain any other adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. Additionally, Cheung's review of our interim periods ending March31, 2007 and first quarter ended March 31, 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle except as stated.


During the Registrant's fiscal year ended December 31, 2007, and the subsequent interim period through the dismissal of Cheung on July 15, 2008, the Company has not had any disagreements with Cheung on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cheung, would have caused them to make reference thereto in their report on the Registrant's consolidated financial statements for such year.

NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


On August 11, 2008, NAGM engaged Brock, Schechter & Polakoff, LLP
("Brock")   of  Buffalo , New  York as   the
Registrant's independent accountants to report on the Registrant's consolidated balance sheet as of December 31, 2008, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. BROCK has also been engaged to review the interim report on our financial statements for the period ended June 30,2008. The decision to appoint Brock was approved by the Registrant's Board of Directors.


During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Brock, neither the Registrant nor anyone on the Registrant's behalf consulted with Brock regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1 Letter from Jimmy C.H. Cheung & Co. to the Securities and Exchange Commission dated September 12, 2008.



SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 12, 2008


   NORTH AMERICAN GAMING AND ENTERTAINMENT COMPANY

By:    /s/ Chen Wei Dong
      ------------------
Name: Chen Wei Dong
Title: President and Chief Executive Officer